UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): September 22, 2005
                                                       -------------------------


                                CBRL GROUP, INC.


   Tennessee                        0-25225                        62-1749513
(State or Other               (Commission File Number)        (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

     Reference is made to Item 1.01 of the CBRL Group, Inc. (the "Company") Current Report on Form 8-K filed with the Commission on August 1, 2005, which is incorporated herein by this reference. In addition, on September 22, 2005, the following compensatory arrangements or awards were approved for certain officers of the Company and its subsidiaries:

FY 06 Salaries for Named Executive Officers
-------------------------------------------

     The base salary of Michael A. Woodhouse, Chairman, President and Chief Executive Officer, was increased from $875,000 to $950,000 effective October 1, 2005.

FY 06 LTI Plan
--------------

     Pursuant to the LTI Plan, the following officers received options for that number of shares set forth below:

        Name                            # of Shares
        ----                            -----------
        Mr. Woodhouse                     145,330
        Mr. White                          24,202
        Mr. Taylor                         33,119
        Mr. Gilbert                        17,403
        Mr. Vogel                          23,075


These options have a term of ten years and vest at a cumulative rate of 33-1/3% per year. They each have an exercise price of $34.60 per share.


CBRL Group, Inc. Targeted Retention Plan
----------------------------------------

     Pursuant to the Retention Plan, Mr. Gilbert received an award of 10,525 restricted shares, which cliff vest on September 22, 2010. In addition, Mr. Vogel will receive an award of restricted stock at the end of the Company's 2006 fiscal year. The number of shares to be received at that time will be determined by dividing Mr. Vogel's 2006 salary and bonus by the closing market price of the Company's common stock on the last trading day of the Company's 2006 fiscal year. That stock will vest on September 22, 2010.

CBRL 2005 LTI Plan
------------------

     Pursuant to the 2005 MTIRP, the following officers received awards of restricted stock in the following amounts:

        Name                            # of Shares
        ----                            -----------
        Mr. Woodhouse                     17,871
        Mr. White                          2,757
        Mr. Taylor                         4,289
        Mr. Gilbert                        2,566
        Mr. Vogel                          1,991

These awards cliff vest at the end of the Company's 2007 fiscal year.


Item 7.01.  Regulation FD Disclosure

     On September 22, 2005, the Company issued a press release, which is furnished hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein, announcing that the Company will be presenting at the RBC Capital Markets Consumer Conference on September 29, 2005 at 10:30 a.m. Eastern Time and noted that an audio webcast of the Company's presentation at the conference would be available to the public over the Internet, and through October 13, 2005.

     On September 22, 2005, the Company issued the press release which is furnished hereto as Exhibit 99.2 and incorporated by reference as if fully set forth herein, announcing that its Board of Directors had declared a cash dividend of thirteen cents per share, payable on November 8, 2005 to shareholders of record on October 14, 2005.


Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

     99.1 Press Release issued by CBRL Group, Inc. dated September 22, 2005 Announcing Presentation at RBC Capital Markets Consumer Conference.

     99.2 Press Release issued by CBRL Group, Inc. dated September 22, 2005 Announcing Quarterly Dividend

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 26, 2005                 CBRL GROUP, INC.


                                           By: /s/ N.B. Forrest Shoaf
                                               ---------------------------------
                                           Name: N.B. Forrest Shoaf
                                           Title: Senior Vice President,
                                                  Secretary and General Counsel